Exhibit 99.2

1 Accelerating Category Leadership May 1, 2017

Cautionary Statement Regarding Forward-Looking Information The information presented herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects” and “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: IAC’s and/or ANGI Homeservices Inc.’s future financial performance, IAC’s and/or ANGI Homeservices Inc.’s business prospects, strategy and anticipated trends in the industries in which IAC’s and/or ANGI Homeservices Inc.’s businesses operate, or will operate, and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements. In addition to factors previously disclosed in IAC’s and Angie’s List’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: (1) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (2) the outcome of any legal proceedings that may be instituted against any party to the merger agreement; (3) the failure to obtain the necessary stockholder approval or to satisfy any of the other conditions to the proposed transactions on a timely basis or at all; (4) the possibility that the anticipated cost savings and other benefits of the proposed transactions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of HomeAdvisor and Angie’s List or as a result of changes in the economy and competitive factors in the areas where they do business; (5) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (6) diversion of management’s attention from ongoing business operations and opportunities; (7) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; (8) changes in asset quality and credit risk; (9) the potential liability for a failure to meet regulatory requirements; (10) potential changes to tax legislation; (11) the potential effect of the announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with employees, customers and competitors; (12) the ability to retain key personnel; and (13) changes in local, national and international financial market, insurance rates and interest rates. Forward-looking statements speak only as of the date they are made and IAC, ANGI Homeservices Inc. and Angie’s List do not intend, and undertake no obligation, to update any forward-looking statement. 2

Important Additional Information Investors and security holders are urged to carefully review and consider each of IAC’s and Angie’s List’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to, if applicable, their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by IAC with the SEC may be obtained free of charge at IAC’s website at http://www.iac.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from IAC by requesting them in writing to IAC Investor Relations, 555 West 18th Street, New York, NY 10011, or by telephone at 1-212-314-7400. The documents filed by Angie’s List with the SEC may be obtained free of charge at Angie’s List’s website at http://www.angieslist.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Angie’s List by requesting them in writing to Investor Relations, Angie’s List, Inc., 1030 East Washington Street, Indianapolis, Indiana 46202, or by telephone at 1-888-888-5478. In connection with the proposed transaction, ANGI Homeservices Inc. intends to file a registration statement on Form S-4 with the SEC which will include a proxy statement of Angie’s List and a prospectus of ANGI Homeservices Inc., and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Angie’s List are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive proxy statement/prospectus will be sent to the stockholders of Angie’s List seeking the required stockholder approval. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from IAC or Angie’s List as described in the paragraphs above. Participants in the Solicitation IAC, ANGI Homeservices Inc., Angie’s List and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Angie’s List stockholders in connection with the proposed transactions. Information about the directors and executive officers of IAC is set forth in the definitive proxy statement for IAC’s 2017 annual meeting of stockholders, as previously filed with the SEC on May 1, 2017. Information about the directors and executive officers of Angie’s List and their ownership of Angie’s List common stock is set forth in the definitive proxy statement for Angie’s List’s 2017 annual meeting of stockholders, as previously filed with the SEC on April 28, 2017. Angie’s List stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the paragraphs above. 3

Power of the Combination l HomeAdvisor and Angie’s List Proven track record of building leading category positions through strategic transactions and execution + 4 Multiple substantial sources of synergies $400 billion category with accelerating online migration Biggest brand + largest network + best product Establishes clear category leader in digital product

# Accelerates Clear Industry Leader in an Attractive Growing Market

**U.S. Home Services[(1)]**

## $400 billion market



Estimated transactions closed with SPs found on Angie's List
Other online
Transactions closed with SPs found on HomeAdvisor
3%
~90% of discovery offline

**Vast majority of SPs still found offline through word of mouth and referrals**

- Online migration of home service professionals ("SPs") is accelerating
- Homeownership of digitally-minded millennials is increasing
- **Product innovations are removing friction and increasing the size of the market**

(1) Sources: J.P. Morgan equity research October 2016; HomeAdvisor user survey data fielded quarterly. Angie's List estimated closed transactions value calculated by applying HomeAdvisor business model metrics to Angie's List traffic.

5

# The Next Multibillion Dollar Marketplace

## Home Services marketplace has plenty of room to grow

| | HomeAdvisor + Angie's list (1) | airbnb (2) | UBER (3) | HomeAway (4) | Zillow (5) | GH (6) | OpenTable (7) | ebay (8) |
|---|---|---|---|---|---|---|---|---|
| Vertical | Home Services | Rentals | Ride Sharing | Vacation Rentals | Real Estate | Food Delivery | Restaurant Reservations | eCommerce |
| Total Addressable Market | $400B | ~$185B | $310B | $100B | $77B | $54B | $3T | $1.7T |
| Gross Transaction Value | $17B | $9B | $22B | $4.7B | $3.2B | $2.4B | $11B | $82B |
| Market Share | 4% | 5% | 7% | 5% | 4% | 4% | <1% | 5% |
| Take Rate | 3-4% | 10-12% | 25% | 10% | 15% | 15% | 2-3% | 8% |

(1) Domestic metrics. Angie's List estimated Gross Transaction Value ("GTV") calculated by applying HomeAdvisor business model metrics to Angie's List traffic. Take rate reflects HomeAdvisor only.
(2) Total Addressable Market ("TAM"): SunTrust equity research report 2015; GTV and take rate: Expedia presentation 2015.
(3) TAM, GTV / take rate: Bloomberg, GTV calculated as annualized Q3 2016.
(4) TAM: Skift (Global); all metrics 2014 pre-Expedia acquisition.
(5) TAM represents total real estate agent commissions; equity research reports (BofA Merrill Lynch; Needham).
(6) GrubHub reports; TAM: Euromonitor & MS 2013: Independent & Chain Delivery & Takeaway Market (Excl. Amazon Inventory Sales).
(7) TAM: Analyst report "Restaurants: Global Industry Guide"; 2013 RBC equity research report.
(8) ebay reports; eMarketer: Total Retail Sales Worldwide (Includes StubHub).

6

HomeAdvisor Business Overview Note: Metrics below reflect last twelve months as of March 31, 2017. 9M+ HOMEOWNERS SERVED 156K+ SERVICE PROVIDERS NATIONWIDE MARKETPLACE 400+ METROPOLITAN AREAS SERVED Revenue ($M) Adjusted EBITDA ($M)1 76% $499 177% $49 $361 $284 2014A 2015A 2016A 2014A 6% 2015A 5% 2016A 10% Margin 1 Adjusted EBITDA defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items 7 $18$19 $12B+14M+ VALUE OF PROJECTS COMPLETED SERVICE REQUESTS (“SRs”) Strong Growth, Consistent Execution:  Seven Straight Quarters of >35% Y-O-Y Domestic Revenue Growth The Leading Marketplace for Home Services

HomeAdvisor’s Metrics Show Strong Signs of Consumer and Service Provider Engagement Note: All data indexed from January 2015. Trailing Twelve Month Average Monthly Spend / SP 2.75x 2.40x 2.05x 1.70x 1.35x 1.00x 1.40x 1.30x 1.20x 1.10x 1.00x 1.20x 1.15x 1.10x 1.05x 1.00x 0.95x 1.30x 1.20x 1.10x 1.00x 0.90x 1.20x 1.15x 1.10x 1.05x 1.00x 7.00x 5.50x 4.00x 2.50x 1.00x GMV: Total project value won by HomeAdvisor SPs through HomeAdvisor’s marketplace; Average monthly spend / SP: Average lead revenue per lead-paying SP in a given month; Job Win Rate: % of matches that any single HomeAdvisor SP wins ; SP Retention: % of SPs that are still eligible to receive leads 91-days after they are sold HomeAdvisor lead product; 360-Day Consumer Repeat Use: # of Service Requests submitted over 360 days by first-time consumers (consumers identified by their email address; limited to consumers who submit their first SR through HomeAdvisor website – desktop/mobile or mobile app); Mobile SRs: Service Requests submitted by homeowners through HomeAdvisor mobile website or mobile app. 8 Mobile Service Requests 360-Day Consumer Repeat Use Job Win Rate for SP’s SP Retention Gross Market Value (GMV) of Projects Won on the HomeAdvisor Marketplace

Angie’s List Business Overview 55K+ 5M+ SERVICE PROFESSIONALS1 MEMBERS BRAND TRAFFIC AUDIENCE Revenue ($M) Adjusted EBITDA ($M) $28 $28 $344 2014A 2015A 2016A 2014A 1% 2015A 8% 2016A 9% Margin Source: Angie’s List SEC filings Note: Adjusted EBITDA defined as net income plus taxes, interest, depreciation & amortization, stock based compensation, legal settlement accrual and non-cash asset impairment 1 Under contract for advertising, e-commerce or both 9 $315 $323 $4 700+ SERVICE CATEGORIES60K+ REVIEWS ADDED PER MONTH10M+ REVIEWS The Leading Brand in Home Services

# Compelling Industrial Logic: Biggest Brand, Largest SP Network and Best Tech and Monetization

## HomeAdvisor

### Largest SP Network



### Leading Technology


"I found you a pre-screened handyman"

### Sales Force Expertise



### Best Monetization



## Angie's list

### Biggest Brand[1]

**92%** AIDED AWARENESS

**46%** UNAIDED AWARENESS

### Recurring Organic Traffic



(1) Source: Q4 2016 HomeAdvisor Brand Measurement Study

10

Monetizing Angie’s List’s Traffic with the HomeAdvisor Model 11

Enhanced Liquidity Drives Quality and Accelerates Growth of On Demand Services Total Paying SPs Angie's List HomeAdvisor 200,000 160,000 120,000 80,000 40,000 0 Liquidity Drives Powerful Network Effects Accelerating Key Performance Indicators Total Service Requests (000s) 1,600 1,400 1,200 1,000 800 600 400 200 0 12 + Repeat Usage Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 May-16 Jul-16 Sep-16 Nov-16 Jan-17 Mar-17 + SP Job Win Rate

# High Confidence, Straightforward Synergies

| | |
|---|---|
| **~$50-75M** | **Specific identified cost savings net of estimated revenue foregone**<br>Shared expense base provides opportunity for cost synergies |
| **~$50-100M** | **Simply applying HomeAdvisor's existing operating model**<br>Monetizing the Angie's List audience using HomeAdvisor's existing SP network |
| **Up to $75M** | **More revenue across combined SP and consumer network**<br>Expanded product portfolio, salesforce efficiency gains, conversion improvements, marketing efficiencies and email database |
| **~$100-250M** | Potential annualized synergies |

13

Financially Attractive, Strategically Beneficial Transaction 25% (1) Assumes closing date of October 1, 2017. (2) As synergies are realized, near term growth rates in excess of 5-year CAGR. 14 Significant opportunity for immediate, near and long term value creation Long Term Targets Growth and Margin2 •5-year revenue CAGR of 20-•Adjusted EBITDA margin ramping to ~35% 2018 Target Pro Forma Adjusted EBITDA1 •$270M •Excludes transaction-related one time costs (up to $100M) and deferred revenue write off

# Summary of Terms

| | |
|---|---|
| Transaction | • IAC to combine HomeAdvisor and Angie's List into ANGI Homeservices Inc., a new, publicly traded company, with ANGI Homeservices Inc. Class A shares expected to be listed on NASDAQ<br>• Approved by the Boards of Directors of both companies<br>• Final pro forma economic ownership of the combined company (varies based on cash election feature)[1]:<br>– 87-90% IAC<br>– 10-13% Angie's List security holders<br>– Approximately 492 million shares outstanding |
| Structure | • Angie's List stockholders can elect to receive, for each share of Angie's List stock, either:<br>– One share of Class A common stock of ANGI Homeservices Inc. (one vote per share); or<br>– \$8.50 per share in cash – subject to overall cap of \$130M in cash for transaction<br>• IAC to receive Class B common stock of ANGI Homeservices Inc. (ten votes per share)<br>• Stock portion of transaction expected to be tax free to Angie's List stockholders<br>• IAC to appoint a majority of Board of Directors; two current Angie's List directors to serve on Board<br>– IAC CEO Joey Levin to serve as Chairman; current HomeAdvisor CEO Chris Terrill to serve as CEO |
| Process and timing | • Subject to customary closing conditions, including Angie's List stockholder approval, HSR clearance and registration and listing of ANGI Homeservices Inc. Class A common stock<br>• Angie's List stockholder vote expected in Q3 2017<br>• Expected transaction close in early Q4 2017 |
| Summary Financial impact | • Combination creates a clear industry leader<br>• **Significantly improved growth and earnings profile: will accelerate and extend HomeAdvisor growth**<br>• Multiple substantial sources of synergies, targeting \$100-250M in annualized synergies<br>– Expect to fully implement synergies by the end of 2018<br>– One-time costs of approximately \$100M<br>• Expect to update guidance at closing of transaction |

(1) See appendix for important explanatory notes

15

IAC Going Forward • • Diverse portfolio of premium internet assets Substantial ownership stake in #1 players in two large categories (Dating and Home Services), each considerably underpenetrated – Home Services – $400B domestic total addressable market – Match – over 500M singles globally Significant growth potential in rest of portfolio, including Vimeo Healthy balance sheet with $1B of cash (ex-Match Group) Optimizing capital allocation and enhancing strategic flexibility • • • HomeAdvisor + Match Group Others Angie’s List Select brands: 16 + Video Applications Publishing

Accelerating Category Leadership Appendix 17

# Explanatory Notes

***The numbers reflected on page 15 and in the table below are illustrative. Actual number of shares of ANGI Homeservices Inc. common stock to be issued to Angie's List security holders and IAC to be calculated at the closing of the transaction and will vary based on the fully diluted number of Angie's List shares outstanding at closing (utilizing the treasury stock method) and the number of Angie's List shares making a cash election.***

| ***Illustrative Equity Splits and Cash Consideration*** ***(shares in millions)*** | | | | |
|---|---|---|---|---|
| IAC equity ownership | 87% | 88% | 89% | 90% |
| Shares issued to IAC[1,2] | 428 | 433 | 438 | 443 |
| Cash consideration *($ millions)* | - | $43 | $87 | $130 |
| Shares electing cash @ $8.50[3] | - | 5 | 10 | 15 |
| Angie's List equity ownership | 13% | 12% | 11% | 10% |
| Shares issued to Angie's List security holders[4] | 64 | 59 | 54 | 49 |
| Total Shares Outstanding | 492 | 492 | 492 | 492 |

***[1] Consists of ANGI Homeservices Inc. Class B shares to be issued to IAC and ANGI Homeservices Inc. Class A shares that will be reserved for issuance with respect to certain equity awards issued and outstanding under HomeAdvisor's equity incentive plan immediately prior to the closing (which awards will be converted into awards of ANGI Homeservices Inc. at the closing).***

***[2] The number of ANGI Homeservices Inc. Class B shares to be issued to IAC is subject to adjustment one year after the closing based on the treatment of certain equity awards held by Angie's List employees at the closing. The adjustment is not expected to result in a material change to IAC's ownership levels in ANGI Homeservices Inc.***

***[3] Total cash consideration in the merger is capped at $130 million and therefore cash elections are subject to proration to the extent cash is oversubscribed.***

***[4] Consists of ANGI Homeservices Inc. Class A shares to be issued to Angie's List stockholders in the merger and Class A shares that will be reserved for issuance with respect to certain equity awards issued and outstanding under Angie's List equity incentive plan immediately prior to the closing (which awards will be converted into awards of ANGI Homeservices Inc. at the closing).***

18